                                                    EXHIBIT 99.1


                   STOCK REDEMPTION AGREEMENT
                   --------------------------

     THIS STOCK REDEMPTION AGREEMENT (this "Agreement") is made as of the 17th day of November, 1998, by and between FIRST MARINER BANCORP, a Maryland corporation ("Seller") and GLEN BURNIE BANCORP, a Maryland corporation (the "Corporation").

                EXPLANATORY STATEMENT
                ---------------------

     WHEREAS, Seller is the record owner of Two Hundred
Thirteen Thousand One Hundred Sixty Nine (213,169) shares of the issued and outstanding $10.00 par value common stock of the Corporation (the Common Stock");

     WHEREAS, Corporation desires to redeem the Common Stock and believes that it is in the Corporation's best interests that the Common Stock owned by Seller be redeemed and Seller desires that the Corporation redeem said shares of Common Stock; and

     WHEREAS, except as otherwise expressly defined in this Agreement, capitalized terms used herein, shall have the respective meanings ascribed to such terms in the Standstill Agreement, dated the date hereof, by and between the parties hereto.

     NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                      ARTICLE I
                REDEMPTION OF SHARES
                --------------------

     SECTION 1.1  Redemption of Shares.  At the Closing (as
                  --------------------
hereinafter defined), Seller shall sell, convey, assign and transfer to the Corporation, and the Corporation hereby agrees to redeem, all of Seller's right, title and interest in and to the Two Hundred Thirteen Thousand One Hundred Sixty Nine (213,169) shares of the Common Stock of the Corporation of which the Seller is the record owner (the "Shares").

     SECTION 1.2  Redemption Price.  The aggregate redemption
                  ----------------
price (the "Redemption Price") due to Seller from the Corporation for the Shares is Twenty-Six Dollars and 18/100 (26.18) per share, for an aggregate payment of Five Million Five Hundred Eighty Thousands Seven Hundred Sixty Four and 68/100 Dollars (5,580,764.68), payable in cash in immediately available funds at Closing (as hereinafter defined).

     SECTION 1.3  Delivery of Certificates by Seller.  The
                  ----------------------------------
transfer of the Shares shall be effected by the delivery to the Corporation at Closing by appropriate instructions in form and content acceptable to the parties to the Corporation's transfer agent and/or registrar to make the appropriate "book entry" transfer of the Shares.
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                     ARTICLE II
           REPRESENTATIONS AND WARRANTIES
           ------------------------------
                      OF SELLER
                      ---------

     Seller represents and warrants to the Corporation as follows:

     SECTION 2.1  The Shares.  (a) Seller (i) is the sole
                  ----------
record and Beneficial Owner of the Shares, which are held in book entry form, (ii) to its knowledge, has good and marketable title to the Shares and (iii) to its knowledge, has the right to sell the Shares free and clear of any liens, pledges, security interests or similar encumbrances ("Liens").

     (b) The Shares represent all of the issued and outstanding capital stock or equity securities of the Corporation Beneficially owned by Seller.

     (c) Seller and its majority-owned subsidiaries do not have any option, warrant or other right to acquire, directly or indirectly, any shares of the Common Stock, or any securities which are convertible into or exchangeable or exercisable for any shares of Common Stock, or any other rights with respect to securities of the Corporation, nor are they subject to any offer, contract, arrangement, understanding or relationship which allows or obligates them to vote or acquire any securities of the Corporation, including agreements to act in concert or as part of a group with respect to securities of the Corporation.

     SECTION 2.2  Organization.  Seller is a corporation duly
                  ------------
organized, validly existing and in good standing under the laws of the State of Maryland. Seller has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.

     SECTION 2.3  Authority.  Seller has all necessary
                  ---------
corporate power and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by Seller has been duly authorized and approved by Seller's Board of Directors and no other corporate actions is necessary for Seller's due authorization of this Agreement and performance of its obligations hereunder.

     SECTION 2.4  No Conflict or Violation.  Neither the
                  ------------------------
execution and delivery of this Agreement by Seller, nor the consummation of the transactions contemplated hereby, will, with or without notice or the passage of time or both, result in (a) a violation of or a conflict with any provision of the charter or bylaws of Seller; (b) a breach of, or a default under, the terms or provisions of any contract, agreement, note, bond, mortgage, indenture, lease, license, permit or other instrument to which Seller is a party, or (c) a violation by Seller of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award.

     SECTION 2.5  Consents and Approval.  Any consents,
                  ---------------------
approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority required to be

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made or obtained by Seller in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been made or obtained by Seller.

     SECTION 2.6  Litigation.  There is no claim, action, suit
                  ----------
or proceeding pending or, to Seller's knowledge, threatened against Seller or any of its properties which seeks to prohibit, restrict or delay or would have the effect of prohibiting, restricting or delaying the consummation of the transactions contemplated by this Agreement.


                     ARTICLE III
           REPRESENTATIONS AND WARRANTIES
           ------------------------------
                 OF THE CORPORATION
                 ------------------

     The Corporation represents and warrants to the Seller as follows.

     SECTION 3.1  Organization.  The Corporation is a
                  ------------
corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The
Corporation has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.

     SECTION 3.2  Authority.  The Corporation has all necessary
                  ---------
corporate power and authority to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by the Corporation has been duly authorized and approved by the Corporation's Board of Directors.

     SECTION 3.3  No Conflict or Violation.  Neither the
                  ------------------------
execution and delivery of this Agreement by the Corporation, nor the consummation of the transactions contemplated hereby, will, with or without notice or the passage of time or both, result in
(a) a violation of or a conflict with any provision of the charter or bylaws by the Corporation; (b) except as disclosed in writing to Seller, a breach of, or a default under, the terms and provisions of any contract, agreement, note, bond, mortgage, indenture, lease, license, permit or other instrument to which the Corporation is a party, or (c) a violation by the Corporation of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, including, but not limited to, the provisions of Section 2-311 of the Maryland General Corporation Law.

     SECTION 3.4  Consents and Approvals.  Any consents,
                  ----------------------
approvals or authorizations of, or declarations, filings or registrations with, any governmental or regulatory authority required to be made or obtained by the Corporation in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been made or obtained by the Corporation.

     SECTION 3.5  Litigation.  There is no claim, action, suit
                  ----------
or proceeding pending or, to the Corporation's knowledge, threatened against the Corporation or any of its properties which seeks

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to prohibit, restrict or delay or would have the effect of
prohibiting, restricting or delaying the consummation of the transactions contemplated by this Agreement.

                     ARTICLE IV
                     THE CLOSING
                     -----------

     The closing of the transaction contemplated by this Agreement shall take place contemporaneously with the execution of this Agreement, which date shall not be later than November 17, 1998 at 10:00 a.m. at the offices of Seller's attorney, Ober, Kaler, Grimes & Shriver, 120 East Baltimore Street, Baltimore, Maryland 21202, or at such other time and place as the parties hereto shall mutually agree (the "Closing").


                      ARTICLE V
                  OTHER AGREEMENTS
                  ----------------

     SECTION 5.1  Disclaimer.  Except as expressly set forth in
                  ----------
any representation, warranty, or covenant made by Seller in this Agreement or in the Standstill Agreement (between the parties hereto and dated of even date herewith), Seller expressly disclaims and shall not be deemed to have made any representation, warranty or covenant, express or implied, to the Corporation, in connection with or related to the transactions contemplated by this Agreement.

   SECTION 5.2  Due Diligence.  The Corporation acknowledges
                -------------
and agrees that prior to the Closing, for purposes of the Corporation's due diligence investigation in connection with the transactions contemplated by this Agreement, the Corporation has had full and complete access to the executive officers of Seller, and has had the opportunity to ask questions of such officers and obtain information and material from Seller regarding the transactions contemplated by this Agreement.

   SECTION 5.3  Publicity and Confidentiality Agreement.
                ---------------------------------------
Each of the parties hereto agrees that it may not issue any press release with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, which consent may be given or withheld in the sole discretion of the requested party, provided that nothing herein shall restrict any party hereto from making any public announcement or other disclosure required under the federal securities laws or by the rules of any securities exchange or inter-dealer quotation system on which its securities may be traded or listed. The parties hereby agree that the Confidentiality Agreement entered into by the parties hereto on or about November 2, 1998, is hereby terminated and is of no further force or effect as of the date of this Agreement.

   SECTION 5.4  Equitable Remedies.  The parties acknowledge
                ------------------
and agree that money damages would not be a sufficient remedy for any breach or threatened breach of the provisions of Section
5.3 and Article VI by a party, and that the non-breaching party shall be entitled to specific performance and injunctive (preliminary or permanent) or other equitable relief as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies but shall be in addition

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to all other remedies available at law or in equity.  Each party waives any requirement for the securing or posting of any bond in connection with such remedy.


                     ARTICLE VI
                   INDEMNIFICATION
                   ---------------

   SECTION 6.1  Seller's Indemnification.  The Seller shall
                ------------------------
indemnify and hold harmless the Corporation, each officer, director, employee or agent thereof, and their respective estates, successors and assigns (each an "Indemnified Party") from and against any and all claims, losses, damages, liabilities, costs or expenses (including, without limitation, settlement costs and any legal or other expenses for investigating or defending any actions or threatened actions) suffered or incurred as the result of the breach by Seller of any covenant, representation or warranty of Seller set forth in this Agreement.

   SECTION 6.2  Seller's Defense of Actions.  In connection
                ---------------------------
with any claim that Corporation believes gives rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, at its sole cost and expense except as noted below, Seller shall, upon written notice to Corporation, assume the defense of such claim or legal proceeding, to the extent that Seller gives notice to Corporation with respect to all material elements thereof and sets forth that the claim is one that gives rise to indemnity under Section 6.1. When Seller assumes the defense of any such claim or legal proceedings, Seller shall take all steps necessary in the defense or settlement thereof and shall hold Corporation harmless from and against any losses, damages, expenses or liability caused by or arising out of any settlement approved by Seller or any judgment in connection with such claim or legal proceeding. Corporation agrees that it will cooperate with Seller in the defense of any such action, the defense of which is assumed by Seller. Corporation shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Corporation unless: (i) the employment thereof has been specifically authorized by Seller in writing or (ii) Seller has failed to assume the defense of such action or to employ counsel reasonably satisfactory to Corporation. Except with the consent of Corporation, the Seller shall not consent to the entry of any judgment arising from any such claim or legal proceeding which, in each case, does not include as an unconditional term thereof the delivery by the claimant or the plaintiff to Corporation of a release from all liability in respect thereof, unless Seller has actually paid to the Corporation the full amount of such judgment or settlement. If Seller does not assume the defense of any claim or litigation, Corporation may defend against such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to Seller, on such terms as Corporation may deem appropriate. Seller will promptly reimburse Corporation in accordance with the provisions hereof.

   SECTION 6.3  Corporation's Indemnification.  The
                -----------------------------
Corporation shall indemnify and hold harmless Seller, each officer, director, employee or agent thereof, and their respective estates, successors and assigns (each an "Indemnified Party") from and against any and all claims, losses, damages, liabilities, costs or expenses (including, without limitation, settlement costs and any legal

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or other expenses for investigating or defending any actions or threatened actions) suffered or incurred (1) as the result of any claim that arises as a result of the breach by the Corporation of any covenant, representations or warranty of the Corporation set forth in this Agreement or (2) as the result of any derivative claim asserted by any stockholder of the Corporation on behalf of Corporation that is in any way related to the execution and performance of this Agreement or the Standstill Agreement to be entered into by the parties contemporaneously with this Agreement or the transactions contemplated hereby and thereby.

   SECTION 6.4  Corporation's Defense of Actions Obligations.
                --------------------------------------------
In connection with any claim that Seller believes gives rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, at its sole cost and expense except as noted below, ("Claim" as used herein is defined at Section 1(e) of the Standstill Agreement) Corporation shall, upon written notice to Seller, assume the defense of such claim or legal proceeding, to the extent that Corporation gives notice to Seller and sets forth that the claim is one that gives rise to indemnity hereunder. When the Corporation assumes the defense of any such claim or legal proceeding, Corporation shall take all steps necessary in the defense or settlement thereof and shall hold Seller harmless from and against any losses, damages, expenses or liability caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or legal proceeding. Seller agrees that it will cooperate with Corporation in the defense of any such action, the defense of which is assumed by Corporation. Seller shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel for claims under Section 6.3(2) shall be at the expense of Seller unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; or
(ii) the indemnifying party has failed to assume the defense of such action or to employ counsel reasonably satisfactory to the Indemnified Party. Seller shall also have the right to employ separate counsel and to participate in the defense thereof for claims against Seller under Section 6.3(2). The fees and expenses of such counsel for claims under Section 6.3(1) shall be paid in 50% equal shares by Seller and Corporation on monthly bills submitted by counsel until Corporation's payments in the aggregate equal $50,000.00 for all such claims. Corporation's responsibility for fees and expenses of separate counsel employed by Seller shall in no event exceed $50,000.00 in the aggregate, regardless of the number of claims. Except with the consent of Seller, the Corporation shall not consent to the entry of any judgment arising from any such claim or legal proceeding which, in each case, does not include as an unconditional term thereof the delivering by the claimant or the plaintiff to Seller of a release from all liability in respect thereof, unless Corporation has actually paid to Seller the full amount of such judgment or settlement. If Corporation does not assume the defense of any claim or litigation, Seller may defend against such claim or litigation in such manner, as it may deem appropriate, including, but not limited to, settling such claim or litigation, after giving notice of the same to the Corporation, on such terms as Seller may deem appropriate. Corporation will promptly reimburse Seller in accordance with the provisions hereof.

   SECTION 6.5  Notification.  Whenever any claim shall arise
                ------------
for indemnification hereunder, the Indemnified Party shall notify the indemnifying party promptly after such Indemnified Party has actual knowledge of the facts constituting the basis for such claim, except that in the event of any

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claim for indemnification hereunder, resulting from or in
connection with any claim or legal proceedings by a third party, such Indemnified Party shall give prompt notice to the indemnifying party of such claim or the commencement of legal proceedings in respect of which recovery may be sought against the indemnifying party pursuant to the provisions of this
Article VI. The notice to the indemnifying party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The failure to notify the indemnifying party shall only relieve the indemnifying party from any liability hereunder to the extent that it is actually prejudiced thereby and shall not relieve the indemnifying party of any liability which it may otherwise have to an indemnified party. The Indemnified Party shall not settle or compromise any such claim without the prior written consent of the indemnifying party unless suit shall have been instituted against the Indemnified Party and the indemnifying party shall have failed, within fifteen (15) days after notice of institution of the suit to take control of such suit as provided in Section 6.2 and 6.4, respectively.

                     ARTICLE VII
                    MISCELLANEOUS
                    -------------

   SECTION 7.1  Expenses and Taxes, Etc.  Except as otherwise
                -----------------------
provided herein, all expenses incurred by Seller or the Corporation in connection with this Agreement shall be borne by the party incurring such expenses, including, but not limited to, all professional expenses.

   SECTION 7.2  Non-Assignability.  This Agreement may not be
                -----------------
assigned by any party hereto without the prior written consent of the other party.

   SECTION 7.3  Binding on Successors and Assigns.  This
                ---------------------------------
Agreement shall inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties of this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, it being the intention of the parties to this Agreement that this Agreement shall be for the sole and exclusive benefit of such parties or such successors and assigns and not for the benefit of any other person.

   SECTION 7.4  Entire Agreement.  This Agreement and the
                ----------------
Standstill Agreement contains the entire understanding of the parties with respect to the subject matter of such Agreements. This Agreement and the Standstill Agreement supersede all prior agreements and understandings between the parties with respect to their subject matter. This Agreement may be amended only by a written instrument duly executed by the parties. Any condition to a party's obligations hereunder may be waived in writing by such party to the extent permitted by law.

   SECTION 7.5  Applicable Law.  This Agreement is being
                --------------
executed in, and shall be governed by the laws of the State of Maryland, without regard to principles of conflict of laws. The parties hereby submit to the jurisdiction and venue of the courts of Maryland, and any legal or equitable action to enforce this or any related agreements may only be brought in the circuit courts therein.
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   SECTION 7.6  Survival of Representations.  The covenants,
                ---------------------------
representations and warranties given by the parties hereto and contained herein shall survive the Closing.

   SECTION 7.7  Headings.  The article and section headings
                --------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   SECTION 7.8  Notices.  All notices, claims, certificates,
                -------
requests, demand and other communications hereunder shall be in writing and shall be deemed to have been duly given upon delivery personally, or three days after deposit if by mail (registered or certified mail postage prepaid, return receipt requested) or one day after deposit if by overnight courier service, as follows:

(i) If to Seller:          1801 S. Clinton Street
                           Baltimore, Maryland  21224
                           Attn:  President

    with copy to:          Ober, Kaler, Grimes & Shriver
                           120 East Baltimore Street
                           Baltimore, Maryland  21202-1643
                           Attn: Frank C. Bonaventure, Jr., Esq.

(ii)If to the Corporation: Glen Burnie Bancorp
                           101 Crain Highway
                           P.O. Box 307
                           Glen Burnie, Maryland 21061
                           Attn:  F. William Kuethe, Jr.

     with copy to:         Price Gielen, Esquire
                           Neuberger, Quinn, Gielen, Rubin &
                           Gibber, P.A.
                           27th Floor
                           One South Street
                           Baltimore, Maryland  21202-3201

Addresses may be changed by notice in writing signed by the addressee.

   SECTION 7.9  Severability.  A determination that any
                ------------
provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. In the event it shall be determined by any court or governmental agency or authority that any provision of this Agreement is invalid for any reason, such provision shall be considered to be modified to the extent required to cure such invalidity.
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   SECTION 7.10  Broker.  There are no claims for brokerage
                 ------
commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement (oral or written) binding upon the Seller or the Corporation. Each party will pay, and hold the others harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

   SECTION 7.11  Counterparts.  This Agreement may be
                 ------------
executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   SECTION 7.12  Construction.  This Agreement has been
                 ------------
prepared by all parties hereto, and the language used herein shall not be construed in favor of or against any particular party.

   SECTION 7.13  No Waiver.  No delay or failure on the part
                 ---------
of any party to (i) insist upon the strict performance of any of the terms of this Agreement or (ii) exercise any rights or remedies hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any subsequent exercise thereof or the exercise of any other right or remedy at any later time or times.

   SECTION 7.14  WAIVER OF JURY TRIAL.  EACH PARTY HEREBY
                 --------------------
WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH IT MAY BE A PARTY, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES HERETO. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH PARTY, AND EACH HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OR TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE EXECUTION OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

   SECTION 7.15  Time of Essence.  Time shall be of the
                 ---------------
essence with regard to all dates and time periods set forth or referred to in this Agreement.

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   IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first above written.


WITNESS:                     SELLER:

                             FIRST MARINER BANCORP




/s/Frank C. Bonaventure, Jr. By: /s/ Joseph A. Cicero  (SEAL)
----------------------------     --------------------



                             PURCHASER:

                             GLEN BURNIE BANCORP



/s/ Paul V. Trice, Jr.       By:/s/ F. William Kuethe, Jr.(SEAL)
----------------------------    --------------------------




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